                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE                      CONTACT:
                                           Michael J. Simmons
                                           Chief Financial Officer
                                           Platinum Software Corporation
                                           714/450-4595
                                           msimmons@platsoft.com


                     PLATINUM SOFTWARE CORPORATION ANNOUNCES
                        FIRST QUARTER FISCAL 1998 RESULTS


Irvine, Calif., (October 29, 1997) -- Platinum(R) Software Corporation (NASDAQ:
PSQL), A leading provider of midmarket, high-performance client/server financial accounting and business applications, today reported its financial results for the first quarter of fiscal year 1998. Revenues for the first quarter of fiscal 1998, ended September 30, 1997, were $17.0 million as compared to revenues of $11.9 million for the first quarter of fiscal 1997. The company reported net income of $1.0 million or $0.04 per share for the first quarter of fiscal 1998, as compared to a loss of $1.9 million or $0.10 per share for the same quarter a year ago. The company's balance sheet as of September 30, 1997, showed cash, cash equivalents and short-term investments of $12.4 million, accounts receivable of $12.2 million and deferred revenue of $11.1 million.


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                                                PLATINUM ANNOUNCES RESULTS - P.2


        George Klaus, chairman of the board, president and chief executive officer said, "We had a very exciting and successful first quarter of fiscal 1998. We are now better positioned than ever to take advantage of our rapidly growing marketplace."

        Klaus indicated the successes for the first quarter of fiscal 1998 include:

        -       Record revenues

        -       Six consecutive quarters of quarter to quarter revenue growth

        - Revenue growth first quarter fiscal 1998 vs. fourth quarter fiscal 1997

        -       43% increase in revenue compared to first quarter fiscal 1997

        -       $1 million profit

        - Microsoft awarded first place to Platinum Software for "Best Functionality" in an accounting product for the Platinum SQL product at the Microsoft Industry Solution Awards competition


        - Integration of the Clientele(R) Products Division into Platinum Software continues on schedule

ABOUT PLATINUM SOFTWARE CORPORATION

        Platinum Software Corporation develops and markets leading client/server software products for corporations worldwide. The company's products enable organizations to scale their technology investments to meet the changing needs of their businesses. Founded in 1984, Platinum Software is based in Irvine, California. More information about Platinum Software Corporation and its products and services is available at the Platinum World Wide Web site (http://www.platsoft.com).

                                       ###

Platinum is a registered trademark of Platinum Software Corporation. Clientele is a registered trademark of Clientele Software, Inc., a subsidiary of Platinum Software Corporation. All other company and product names mentioned in this document are trademarks of the respective companies with which they are associated and are acknowledged.

Except for the historical information contained herein, the matters discussed in this press release are forward looking statements that involve risks and uncertainties. As discussed in the Company's Form 10-K for the fiscal year ended June 30, 1997, the Company's operating results are uncertain and may be impacted by the following factors, among others: the timely availability and market acceptance of new products and upgrades, the impact of competitive products and pricing; the ability of the Company to expand CIS product offerings, and the discovery of undetected software errors.


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                                                PLATINUM ANNOUNCES RESULTS - P.3

                          PLATINUM SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                          SEPTEMBER 30,     JUNE 30,
ASSETS                                                        1997            1997
                                                            ---------       ---------
Current assets:
  Cash and cash equivalents                                 $   2,898       $   6,290
  Short-term investments                                        9,533           9,542
  Accounts receivable, net                                     12,185          12,025
  Inventories                                                     475             481
  Prepaid expenses and other                                    1,483           1,467
                                                            ---------       ---------
          Total current assets                                 26,574          29,805
Property and equipment, net                                     8,080           8,508
Software development costs, net                                 2,467           2,660
Acquired intangible assets, net                                   247             278
Other assets                                                    1,418             527
                                                            ---------       ---------
                                                            $  38,786       $  41,778
                                                            =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                          $   2,841       $   4,725
  Accrued expenses                                              6,178           8,081
  Accrued restructuring costs                                   2,363           2,609
  Deferred revenue                                             11,058          11,638
                                                            ---------       ---------
          Total current liabilities                            22,440          27,053
                                                            ---------       ---------

  Long-term liabilities                                            75             277
                                                            ---------       ---------

Stockholders' equity:
  Preferred stock                                              30,292          30,292
  Common stock                                                     21              20
  Additional paid-in capital                                  117,258         116,747
  Less:  notes receivable from officers                       (11,563)
                                                                              (11,563)
  Accumulated foreign currency translation adjustments            575             293
  Accumulated deficit                                        (120,312)       (121,341)
                                                            ---------       ---------
          Total stockholders' equity                           16,271          14,448
                                                            ---------       ---------
                                                            $  38,786       $  41,778
                                                            =========       =========


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                                                PLATINUM ANNOUNCES RESULTS - P.4


                          PLATINUM SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                 THREE MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                                1997           1996
                                                               --------       --------
Revenues:
  License fees                                                 $  8,991       $  5,922
  Consulting and professional services                            3,859          2,221
  Support services                                                4,011          3,616
  Royalty income                                                     99            135
                                                               --------       --------
                                                                 16,960         11,894
Cost of revenues                                                  5,724          4,305
                                                               --------       --------
          Gross profit                                           11,236          7,589
                                                               --------       --------

Operating expenses:
  Sales and marketing                                             6,783          5,416
  General and administrative                                      1,057          1,969
  Software development                                            2,936          2,350
                                                               --------       --------

                                                                 10,776          9,735
                                                               --------       --------
          Income (loss) from operations                             460         (2,146)
Other income, net                                                   569            199
                                                               --------       --------
          Income (loss) before provision for income taxes         1,029         (1,947)
Provision for income taxes                                            -              -
                                                               --------       --------
          Net income (loss)                                    $  1,029       $ (1,947)
                                                               ========       ========
Net income (loss) per share                                    $   0.04       $  (0.10)
                                                               ========       ========

Shares used in computing net income (loss) per share             26,444         19,021
                                                               ========       ========